                                                                   Exhibit 10.15

                               ADDENDUM NO. 2 TO
                           AREA DEVELOPMENT AGREEMENT


     THIS ADDENDUM No. 2, dated 7-25-98, is to the Area Development Agreement, dated as of December 5, 1997, and as amended by Addendum No. 1 dated of even date therewith, (as previously amended, the "Agreement"), by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and EINSTEIN/NOAH BAGEL PARTNERS, L.P., a Delaware limited partnership ("DEVELOPER").

     The following shall amend and be incorporated into the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Addendum, then the terms of this Addendum shall control. All capitalized terms not defined in this Addendum shall have the respective meanings set forth in the Agreement.


1. Exhibit E to the Agreement is hereby deleted and replaced, in its entirety, with the Revised Exhibit E attached hereto as Schedule 1.


IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Addendum in duplicate as of the date written below.



COMPANY:                                  DEVELOPER:

EINSTEIN/NOAH BAGEL CORP.                 EINSTEIN/NOAH BAGEL PARTNERS, L.P..

                                          By:   Einstein/Noah Bagel
                                                 Partners, Inc.
                                          Its:  General Partner


By: /s/ Susan E. Daggett                  By: /s/ Paul A. Strasen
   ---------------------                     --------------------
        Susan E. Daggett                          Paul A. Strasen
Its:    Vice President                    Its:  Vice President
    --------------------                      -------------------

                                 SCHEDULE 1 TO
               ADDENDUM NO. 2 TO THE AREA DEVELOPMENT AGREEMENT
                   BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                      EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                      ----------------------------------

                                DATED 7-25-98
                                     --------
                               REVISED EXHIBIT E

                             DEVELOPMENT SCHEDULE
                             --------------------

                             DEVELOPMENT SCHEDULE
                             --------------------


     1.  Store Development.  DEVELOPER agrees to develop a total of Eight
         -----------------                                          -----
Hundred Eighty-three (883) Stores in accordance with the terms of this
--------------------  ---
Agreement.

     2.  Development Obligations.  DEVELOPER agrees to have the number of Stores
         -----------------------
specified below open during each specified "Quarter" shown below and to have open and in operation in each Quarter indicated, the cumulative numbers of Stores shown below:


                                      Development Quota/  Development Quota/
              Quarter                      Quarter            Cumulative
              -------                 ------------------  ------------------

        12/01/97 - 12/28/97                   20                  20

        12/29/97 - 12/27/98                   20                  40

        12/28/98 - 04/18/99                   40                  80

        04/19/99 - 07/11/99                   45                 125

        07/12/99 - 10/03/99                   45                 170

        10/04/99 - 12/26/99                   45                 215

        12/27/99 - 04/16/00                   40                 255

        04/17/00 - 07/09/00                   45                 300

        07/10/00 - 10/01/00                   45                 345

        10/02/00 - 12/31/00                   45                 390

        01/01/01 - 04/22/01                   40                 430

        04/23/01 - 07/15/01                   45                 475

        07/16/01 - 10/07/01                   45                 520

        10/08/01 - 12/30/01                   45                 565

        12/31/01 - 04/21/02                   40                 605

        04/22/02 - 07/14/02                   40                 645

        07/15/02 - 10/06/02                   40                 685

        10/07/02 - 12/29/02                   43                 728

        12/30/02 - 04/20/03                   39                 767

        04/21/03 - 07/13/03                   39                 806

        07/14/03 - 10/05/03                   39                 845

        10/06/03 - 12/28/03                   38                 883



                        Total Development Quota for the
                         Development Area (the "Total
                             Development Quota"):
                             --------------------

                                      883
                                      ---



                                              INITIALS:


                                              COMPANY:    SD
                                                      -------------


                                              DEVELOPER:  PS
                                                        -----------

                                      E-2